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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-72602, 33-72600, 33-72598, 33-90722 and
333-62633) of Aviall, Inc. of our report dated February 1, 2001 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Dallas, Texas
March 30, 2001